LEGG MASON PARTNERS INVESTMENT SERIES

On behalf of

Smith Barney Growth and Income Portfolio

Smith Barney Dividend Strategy Portfolio

Smith Barney Premier Selections All Cap Growth Portfolio

(the “Funds”)

SUPPLEMENT DATED MAY 1, 2006

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL

INFORMATION DATED FEBRUARY 28, 2006

The following information supplements, and to the extent inconsistent therewith, supercedes the information contained in each Fund’s Prospectus and Statement of Additional Information.

Effective May 1, 2006, the Funds will be renamed by replacing “Smith Barney” as part of each Fund’s name, with “Legg Mason Partners Variable” as set forth below.

There will be no change in the Funds’ investment objectives or investment policies as a result of the name changes.

New Fund Names:

Legg Mason Partners Variable Growth and Income Portfolio

Legg Mason Partners Variable Dividend Strategy Portfolio

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio